Exhibit 24
POWERS OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors and officers of A. Schulman, Inc., which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain shares of its common stock for offering and sale pursuant to the A. Schulman, Inc. 2006 Incentive Plan, hereby constitutes and appoints Terry L. Haines and/or Paul F. DeSantis, and each of them, as his or her true and lawful attorney-in-fact and agent for him or her and in his or her name, place and stead, in any and all capacities, to sign such Registration Statement on Form S-8 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned have hereunto set their hands this 7th day of December, 2006.
Signature
/s/ Terry L. Haines
Terry L. Haines
President, Chief Executive Officer
and Chairman of the Board, Director
/s/ Paul F. DeSantis
Paul F. DeSantis
Chief Financial Officer, Vice President
and Treasurer
/s/ David G. Birney
David G. Birney
Director
/s/ Howard R. Curd
Howard R. Curd
Director
/s/ Joseph M. Gingo
Joseph M. Gingo
Director

/s/ Willard R. Holland
Willard R. Holland
Director
/s/ James A. Karman
James A. Karman
Director
/s/ James S. Marlen
James S. Marlen
Director
/s/ Michael A. McManus, Jr.
Michlael A. McManus, Jr.
Director
/s/ Peggy Miller
Peggy Miller
Director
/s/ James A. Mitarotonda
James A. Mirarotonda
Director
/s/ Ernest J. Novak, Jr.
Ernest J. Novak, Jr.
Director
/s/ John B. Yasinsky
John B. Yasinsky
Director